CORPORATE GUARANTY

Date: at the 26th of July, 2012

GE CF México, S.A. de C.V.

GE Capital CEF Mexico, S. de R. L de C.V.

Av. Antonio Dovalí Jaime Torre A Piso 5

Colonia Santa Fe

01210, México, D.F.

To induce you to enter into that certain Loan Agreement dated on 25th of July, 2012 and any and all Schedules, Annexes, Exhibits and the other documents related thereto including, but not limited to the promissory note(s), security agreements, pledge agreements, lease agreements, and/or any other documents or instruments evidencing, or relating to, loan, extension of credit or other financial accommodation(collectively "Account Documents" and each an "Account Document") with Nexus Magneticos de Mexico, S. de R.L. de C.V., a Mexican company organized and existing under the laws of the United Mexican States ("Customer"), but without in any way binding you to do so the undersigned, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby guarantee to you, your successors and assigns, the due, regular and punctual payment of any sum or sums of money which the Customer may owe to you now or at any time hereafter, evidenced by the Account Documents, and whether it represents principal, interest, late charges, indemnities, an original balance, an accelerated balance, liquidated damages, a balance reduced by partial payment, a deficiency after sale or other disposition of any collateral or security, or any other type of sum of any kind whatsoever that the Customer may owe to you now or at any time prior to the termination of this Corporate Guaranty, and does hereby further guarantee to you, your successors and assigns, the due regular and punctual performance of any another duty or obligation of any kind or character whatsoever (subject to any notice and cure period set forth in the Account Documents) that the Customer may owe to you now or at any time hereafter directly related or derived from the Account Documents(all such payment obligations being collectively referred to as "Obligations"). The undersigned does hereby further guarantee to pay upon simple demand all direct damages, costs, reasonable attorneys' fees and expenses which may be suffered by you by reason of Customer´s default or default of the undersigned.

This Guaranty is a guaranty of prompt payment (and not merely a guaranty of collection). Should there be any default of the Account Documents, nothing herein shall require you to first seek or exhaust any remedy against the Customer, its successors and assigns, or any other person obligated with respect to the Obligations, or to first foreclose, exhaust or otherwise proceed against any collateral or security which may be given in connection with the Obligations. It is agreed that you may, upon any breach or default of the Customer (subject to any notice and cure period set forth in the Account Documents), make demand upon the undersigned and receive payment of the Obligations, with or without notice or demand for payment or performance by the Customer, its successors or assigns, or any other person (other than the undersigned). Suit may be brought and maintained against the undersigned, at your election, without joinder of the Customer or any other person as parties thereto. The obligations of each signatory to this Guaranty shall be joint and several.

The undersigned agrees that its obligations under this Guaranty shall be primary, absolute, continuing and unconditional, irrespective of and unaffected by any of the following actions or circumstances (regardless of any notice to or consent of the undersigned): (a) the enforceability of the Account Documents; (b) any extension, renewal, amendment, change, waiver or other modification of the Account Documents or any other document except to the extent that such amendment, change, waiver or modification to the Account Documents waives and/or releases Customer of its Obligations; (c) the absence of, or delay in, any action to enforce the Account Documents, this Guaranty or any other document; (d) your failure or delay in obtaining any other guaranty of the Obligations (including, without limitation, your failure to obtain the signature of any other guarantor hereunder); (e) the extension of time for payment or performance by, or any other indulgence granted to the Customer or any other person with respect to the Obligations by operation of law or otherwise; (f) the existence, value, condition, loss, subordination or release (with or without substitution) of, or failure to have title to or perfect and maintain a security interest in, or the time, place and manner of any sale or other disposition of any collateral or security given in connection with the Obligations, or any other impairment (whether intentional or negligent, by operation of law or otherwise) of the rights of the undersigned; (g) the Customer's voluntary or involuntary bankruptcy, assignment for the benefit of creditors, reorganization, or similar proceedings affecting the Customer or any of its assets; or (h) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor. Notwithstanding anything to the contrary contained in this Guaranty, in no event shall the aggregate of the obligations and liabilities of Guarantor and Customer be greater and of any longer duration than the Obligations and liabilities of Customer under the Account Documents and, for avoidance of doubt, Guarantor’s liability under this Guaranty shall be subject to your duty to mitigate any loss in the same manner and to the same extent as if Guarantor had executed the Account Documents in place of Customer.

This Guaranty, the Account Documents and the Obligations may be assigned by you, without consent but with notice to the undersigned. The undersigned agrees that if it receives written notice of an assignment from you, the undersigned will pay all amounts due hereunder to such assignee. The undersigned also agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by assignee. The undersigned hereby waives and agrees not to assert against any such assignee any of the defenses set forth in the immediate preceding paragraph.

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This Guaranty may be terminated upon delivery to you (at your address shown above) of a written termination notice from the undersigned. However, as to all Obligations (whether matured, unmatured, absolute or otherwise) incurred by the Customer prior to your receipt of such written termination notice (and regardless of any subsequent amendment, extension or other modification which may be made with respect to such Obligations), this Guaranty shall nevertheless continue and remain undischarged until all such Obligations are paid and performed in full.

The undersigned agrees that this Guaranty shall remain in full force and effect or be reinstated (as the case may be) if at any time payment or performance of any of the Obligations (or any part thereof) is rescinded, reduced or must otherwise be restored or returned by you, all as though such payment or performance had not been made. If, by reason of any bankruptcy, insolvency or similar laws effecting the rights of creditors, you shall be prohibited from exercising any of your rights or remedies against the Customer or any other person or against any property, then, as between you and the undersigned, such prohibition shall be of no force and effect, and you shall have the right to make demand upon, and receive payment from, the undersigned of all amounts and other sums that would be due to you upon a default with respect to the Obligations.

Except as set forth in the Account Documents, notice of acceptance of this Guaranty and of any default by the Customer or any other person is hereby waived. Presentment, protest demand, and notice of protest, demand and dishonor of any of the Obligations, and the exercise of possession, collection or other remedies for the Obligations, are hereby waived. The undersigned warrants that it has adequate means to obtain from the Customer on a continuing basis financial data and other information regarding the Customer and is not relying upon you to provide any such data or other information. Without limiting the foregoing, notice of adverse change in the Customer's financial condition or of any other fact which might materially increase the risk of the undersigned is also waived.

Payment of all amounts now or hereafter owed to the undersigned by the Customer for any of the Obligations is hereby subordinated in right of payment to the payment in full to you of all Obligations. The undersigned hereby irrevocably and unconditionally waives until the payment in full to you of all the Obligations all statutory, contractual, common law, equitable and all other claims against the Customer for any of the Obligations, any collateral therefore, or any other assets of the Customer, for subrogation, reimbursement, exoneration, contribution, indemnification, setoff or other recourse in respect of sums paid or payable to you by the undersigned hereunder, and the undersigned hereby further irrevocably and unconditionally waives until the payment in full to you of all the Obligations any and all other benefits which it might otherwise directly or indirectly receive or be entitled to receive by reason of any amounts paid by, or collected or due from, it, the Customer for any of the Obligations, or realized from any of their respective assets.

THE UNDERSIGNED HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS GUARANTY, THE OBLIGATIONS GUARANTEED HEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN US RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN US. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY, THE OBLIGATIONS GUARANTEED HEREBY, OR ANY RELATED DOCUMENTS. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

As used in this Guaranty, the word "person" shall include any individual, corporation, partnership, joint venture, association, joint- stock company, trust, unincorporated organization, or any government or any political subdivision thereof.

This Guaranty is intended by the parties as a final expression of the guaranty of the undersigned and is also intended as a complete and exclusive statement of the terms thereof. No course of dealing, course of performance or trade usage, nor any paid evidence of any kind, shall be used to supplement or modify any of the terms hereof. Nor are there any conditions to the full effectiveness of this Guaranty. This Guaranty and each of its provisions may only be waived, modified, varied, released, terminated or surrendered, in whole or in part, by a duly authorized written instrument signed by you and the undersigned. No failure by you to exercise your rights hereunder shall give rise to any estoppel against you, or excuse the undersigned from performing hereunder. Your waiver of any right to demand performance hereunder shall not be a waiver of any subsequent or other right to demand performance hereunder.

This Guaranty shall bind the undersigned's successors and assigns and the benefits thereof shall extend to and include your successors and assigns. During the occurrence and continuance of an event of default hereunder, you may at any time inspect undersigned's accounting records (provided that such inspection is not a violation of the Security and Exchange rules of the United States of America),

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If any provisions of this Guaranty are in conflict with any applicable statute, rule or law, then such provisions shall be deemed null and void to the extent that they may conflict therewith, but without invalidating any other provisions hereof.

Each signatory on behalf of a corporate guarantor warrants that he had authority to sign on behalf of such corporation and by so signing, to bind said guarantor corporation hereunder.

This guarantee and all other documents related therewith, shall be governed by and construed by the laws of the State of New York in the United States of America, without regard to the conflicts of laws provisions thereof, and all disputes, controversies or claims derived from, arising out of or related thereto shall be subject to the jurisdiction of the competent courts of the State of New York, without giving effect to the current or future domiciles of the parties.

IN WITNESS WHEREOF, this Guaranty is executed the day and year above written.

PIONEER POWER SOLUTIONS, INC.

By:              /s/ Andrew Minkow

Name: Andrew Minkow

Title: Chief Financial Officer, Secretary and Treasurer

ATTEST:	By:	/s/ Patricia A. Blackwell

	Name:	Patricia A. Blackwell

	Title:	Notary Republic of New Jersey

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